UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/19/2007

ABX AIR, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50368

DE	91-1091619
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)

(937) 382-5591
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

ABX Air, Inc. reported today that it has agreed to purchase a Boeing 767-223 aircraft formerly operated by American Airlines and will convert it from passenger to freighter configuration.

A copy of the press release is enclosed herewith as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
Exhibit No.    Description
-----------         -----------
99                   Press Release issued by ABX Air, Inc. on March 22, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABX AIR, INC.

Date: March 22, 2007	By:	/s/ W. Joseph Payne
W. Joseph Payne
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.	ABX Air Purchases Boeing 767 Aircraft